NEWS RELEASE

CONTACTS:
John O. Ambler
Vice President
Corporate Communications
T – (412) 433-2407
E – joambler@uss.com

Kevin Lewis
Vice President
Investor Relations
T – (412) 433-6935
E – klewis@uss.com

FOR IMMEDIATE RELEASE

United States Steel Corporation Provides Third Quarter 2021 Guidance and Deleveraging Update

PITTSBURGH, September 16, 2021 – United States Steel Corporation (NYSE: X) today provided third quarter 2021 guidance. Third quarter 2021 adjusted EBITDA is expected to be approximately $2.0 billion. This compares to second quarter 2021 adjusted EBITDA of approximately $1.3 billion.

"We expect the third quarter to be a quarter of records for U. S. Steel. Supported by strong reliability and quality performance, sustained customer demand, and continued increases in steel selling prices, we expect our Best for All[SM] business model to generate record quarterly adjusted EBITDA and EBITDA margins, demonstrating the power of our strategy," commented U. S. Steel President and Chief Executive Officer David B. Burritt. "We remain bullish that market fundamentals will support a stronger for longer steel market and we've accelerated the pace of deleveraging to clear the path to transitioning to our Best for All future faster. Our best days are ahead."

Deleveraging Update

The Company also provided an update on deleveraging activity for the year. Year to date, the Company has reduced its debt by approximately $2.7 billion, excluding the impact of the debt assumed in connection with the Big River Steel acquisition.

©2021 U. S. Steel. All Rights Reserved
www.ussteel.com
United States Steel Corporation

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com In June, the Company announced the redemption of $718 million aggregate principal amount of its outstanding 6.875% Senior Notes due 2025, which was completed in August. In July, the Company announced an incremental target of up to $1 billion of additional deleveraging by mid-2022. The Company plans to complete approximately half of this incremental deleveraging target by month-end by completing the following actions: • redeeming $180 million of the 6.625% Big River Steel Senior Secured Notes due 2029; and • redeeming $370 million of the 6.25% U. S. Steel Senior Notes due 2026. Year to date deleveraging actions have reduced the Company’s annual run-rate interest expense by approximately $185 million and extended its maturity profile. The Company will continue to evaluate opportunities to accelerate the pace of deleveraging through the remainder of the year. Based on the Company’s significant deleveraging progress and accelerating EBITDA generation over the past 12 months, the ratio of net debt to adjusted EBITDA is projected to be approximately 0.6 times at quarter end. Adjusted EBITDA Commentary The Flat-rolled segment is expected to deliver record EBITDA and EBITDA margin in the third quarter driven by the increased flow-through of higher steel selling prices into our adjusted contracts and spot selling prices and continued strong customer demand. The segment’s assets continue to perform exceptionally well, creating efficiencies across the segment and increasing segment profitability. The Mini Mill segment continues to set records as well. Third quarter EBITDA and EBITDA margin are expected to surpass last quarter’s records reflecting higher steel selling prices and continued operating efficiencies. The European segment also is expected to deliver record EBITDA and EBITDA margin. Steel demand remains strong. Higher steel prices continue to flow-through the segment’s average selling prices. This benefit is only partially offset by higher raw material costs, particularly for iron ore. The Tubular segment is expected to continue its upward trajectory. The benefit of higher prices and increased volumes are partially offset by higher scrap input costs.

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) is a non-GAAP measure that excludes certain charges that are not part of the Company's core operations. We present Adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding certain charges that can obscure underlying trends. U. S. Steel’s management considers Adjusted EBITDA as an alternative measure of operating performance and not an alternative measure of the Company’s liquidity. U. S. Steel’s management considers Adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of Adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted EBITDA should not be considered a substitute for net earnings or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We do not provide a reconciliation of our forward-looking Adjusted EBITDA guidance, which is presented on a non-GAAP basis, to the most directly comparable GAAP financial measure since the combined impact and timing of certain potential charges or gains on the tax provision is inherently uncertain and outside of our control. Accordingly, we cannot provide a reconciliation without unreasonable effort and are unable to determine the probable significance of the unavailable information. Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, future profitability and earnings, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, the integration of Big River Steel in our existing business, business strategies related to the combined business, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ### 2021 – 038 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All℠ strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.